Summary of Significant Accounting Policies - Summary of Cost and Estimated Earnings in Excess of Billings (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2019 CNY (¥)	Dec. 31, 2019 USD ($)	Dec. 31, 2018 CNY (¥)
Accounting Policies [Abstract]
Contracts costs incurred plus estimated earnings	¥ 28,797	$ 4,136	¥ 28,797
Less: Progress billings	(14,585)	(2,095)	(10,386)
Total	¥ 14,212	$ 2,041	¥ 18,411